UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

August 14, 2020

Date of Report (Date of earliest event reported)

QUALCOMM Incorporated

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-19528	95-3685934
(Commission File Number)	(IRS Employer Identification No.)

5775 Morehouse Drive, San Diego,CA	92121
(Address of principal executive offices)	(Zip Code)

858-587-1121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	QCOM	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 14, 2020 (the “Settlement Date”), QUALCOMM Incorporated (“Qualcomm” or the “Company”) executed an Officers’ Certificate (the “Officers’ Certificate”), in accordance with Sections 2.02, 2.12, 10.04 and 10.05 of the Indenture dated May 20, 2015 (the “Base Indenture” and, together with the Officers’ Certificate, the “Indenture”) between the Company and U.S. Bank National Association, as trustee (the “Trustee”), in connection with the offers to exchange (the “Exchange Offers”) all validly tendered and not validly withdrawn: (i) 3.000% Notes due 2022 of the Company (the “Old 2022 Notes”) and 2.600% Notes due 2023 of the Company (the “Old 2023 Notes”) for new 1.300% Notes due 2028 of the Company (the “New 2028 Notes”) and (ii) 2.900% Notes due 2024 of the Company (the “Old 2024 Notes”) and 3.450% Notes due 2025 of the Company (the “Old 2025 Notes” and, together with the Old 2022 Notes, the Old 2023 Notes and the Old 2024 Notes, the “Old Notes”) for new 1.650% Notes due 2032 of the Company (the “New 2032 Notes” and, together with the New 2028 Notes, the “New Notes”). The New 2028 Notes will mature on May 20, 2028 and the New 2032 Notes will mature on May 20, 2032, in each case unless earlier redeemed or repurchased by the Company. The New Notes are the Company’s senior unsecured obligations and rank equally with the Company’s other senior debt from time to time outstanding.

The New 2028 Notes will bear interest at the rate of 1.300% per year and the New 2032 Notes will bear interest at the rate of 1.650% per year. Interest on the New Notes will accrue from the Settlement Date and will be payable semi-annually in arrears on May 20 and November 20 of each year, commencing on November 20, 2020. The Company will make each interest payment to the holders of record on the immediately preceding May 1 or November 1, respectively, and in the case of interest payable on the maturity date, to the holders of record on May 1, 2028 with respect to the New 2028 Notes and the holders of record on May 1, 2032 with respect to the New 2032 Notes.

The Company may, at its option, redeem some or all of the New Notes at any time at the applicable redemption price, as described in the applicable form of New Note.

The Indenture contains customary events of default with respect to the New Notes, including failure to make required payments, failure to comply with certain agreements or covenants, and certain events of bankruptcy or insolvency. Events of default under the Indenture arising from certain events of bankruptcy or insolvency will automatically cause the acceleration of the amounts due under the New Notes. If any other event of default under the Indenture occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the applicable series of then outstanding New Notes may declare the acceleration of the amounts due under such New Notes.

The foregoing description of the New Notes and the Indenture is qualified in its entirety by reference to the full text of the Indenture, which is incorporated herein by reference to Exhibit 4.1 to Qualcomm’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on May 21, 2015, the Officers’ Certificate, which is included as Exhibit 4.2 to this report, and the forms of New Notes, which are included as Exhibits 4.3, 4.4, 4.5 and 4.6 to this report, and each of which is incorporated into this Current Report on Form 8-K.

In connection with the issuance of the New Notes, Qualcomm entered into a Registration Rights Agreement, dated as of August 14, 2020 (the “Registration Rights Agreement”), with the dealer managers named therein, which will give holders of the New Notes certain exchange and registration rights with respect to the New Notes. A copy of the Registration Rights Agreement is filed as Exhibit 4.7 to this report and is incorporated herein by reference in its entirety.

Item 8.01.	Other Events.

On the Settlement Date, Qualcomm completed its previously announced Exchange Offers to exchange all validly tendered and not validly withdrawn Old Notes for the New Notes. Also on the Settlement Date, Qualcomm completed its previously announced offers to purchase (the “Cash Offers”) all validly tendered and not validly withdrawn: (i) Old 2022 Notes; (ii) Old 2023 Notes; (iii) Old 2024 Notes; and (iv) Old 2025 Notes for cash payments in the amount of $1,047.06 per $1,000.00 principal amount of Old 2022 Notes, $1,053.82 per $1,000.00 principal amount of Old 2023 Notes, $1,090.54 per $1,000.00 principal amount of Old 2024 Notes and $1,133.31 per $1,000.00 principal amount of Old 2025 Notes.

The Exchange Offers were open only to certain investors, and the Cash Offers were open only to retail holders who were not eligible to participate in the Exchange Offers.

Pursuant to the Exchange Offers, the aggregate principal amounts of the Old Notes set forth below were validly tendered and accepted and subsequently cancelled:

(i)	$400,510,000.00 aggregate principal amount of Old 2022 Notes;
(ii)	$512,464,000.00 aggregate principal amount of Old 2023 Notes;
(iii)	$559,584,000.00 aggregate principal amount of Old 2024 Notes; and
(iv)	$560,334,000.00 aggregate principal amount of Old 2025 Notes.

Pursuant to the Cash Offers, the aggregate principal amounts of the Old Notes set forth below were validly tendered and accepted for purchase and subsequently cancelled:

(i)	$59,514,000.00 aggregate principal amount of Old 2022 Notes;
(ii)	$41,585,000.00 aggregate principal amount of Old 2023 Notes;
(iii)	$26,012,000.00 aggregate principal amount of Old 2024 Notes; and
(iv)	$74,487,000.00 aggregate principal amount of Old 2025 Notes.

Following such cancellation, (i) $1,539,976,000.00 aggregate principal amount of Old 2022 Notes remained outstanding; (ii) $945,951,000.00 aggregate principal amount of Old 2023 Notes remained outstanding; (iii) $914,404,000.00 aggregate principal amount of Old 2024 Notes remained outstanding; and (iv) $1,365,179,000.00 aggregate principal amount of Old 2025 Notes remained outstanding.

In connection with the settlement of the Exchange Offers, Qualcomm issued (i) $961,427,000.00 aggregate principal amount of its New 2028 Notes, plus accrued and unpaid interest of $3,321,727.97, in exchange for the Old 2022 Notes and the Old 2023 Notes and (ii) $1,245,206,000.00 aggregate principal amount of its New 2032 Notes, plus accrued and unpaid interest of $8,297,207.25, in exchange for the Old 2024 Notes and the Old 2025 Notes, in each case validly tendered and accepted by Qualcomm pursuant to the Exchange Offers.

In connection with the settlement of the Cash Offers, Qualcomm paid aggregate total consideration of (i) $62,314,728.84 for the Old 2022 Notes, plus accrued and unpaid interest of $416,598.00; (ii) $43,823,104.70 for the Old 2023 Notes, plus accrued and unpaid interest of $42,046.85; (iii) $28,367,126.48 for the Old 2024 Notes, plus accrued and unpaid interest of $176,014.60; and (iv) $84,416,861.97 for the Old 2025 Notes, plus accrued and unpaid interest of $599,620.35, in each case validly tendered and accepted for purchase by Qualcomm pursuant to the Cash Offers.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

4.1	Indenture, dated May 20, 2015, between the Company and U.S. Bank National Association, as Trustee (incorporated herein by reference to Exhibit 4.1 to QUALCOMM Incorporated’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on May 21, 2015)

4.2	Officers’ Certificate, dated August 14, 2020, for the New 2028 Notes and the New 2032 Notes

4.3	Form of 1.300% Rule 144A Global Note due 2028

4.4	Form of 1.300% Regulation S Global Note due 2028

4.5	Form of 1.650% Rule 144A Global Note due 2032

4.6	Form of 1.650% Regulation S Global Note due 2032

4.7	Registration Rights Agreement, dated as of August 14, 2020

104	Cover Page Interactive Data File, formatted in Inline XBRL and included as Exhibit 101

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALCOMM Incorporated

Date: August 18, 2020	By:	/s/ Akash Palkhiwala
Akash Palkhiwala
Executive Vice President and Chief Financial Officer